Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF DESIGNATION OF "INTERNATIONAL TEXTILE GROUP, INC.", FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF JULY, A.D. 2012, AT 1:03 O'CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

2367886 8100

120865488

Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 9730451

DATE: 07-24-12

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:03 PM 07/24/2012
FILED 01:03 PM 07/24/2012
SRV 120865488 - 2367886 FILE

CERTIFICATE OF DESIGNATION

OF

SERIES C PREFERRED STOCK

OF

INTERNATIONAL TEXTILE GROUP, INC.

International Textile Group, Inc., a Delaware corporation (the "Corporation"), hereby certifies (this "Certificate of Designation") that pursuant to the authority contained in its Second Amended and Restated Certificate of Incorporation, as heretofore amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors (the "Board of Directors") has adopted the following resolution creating a new series of its previously authorized preferred stock, par value $.01 per share, designated as Series C Preferred Stock:

RESOLVED, that a new series of the authorized preferred stock, par value $.01 per share, of the Corporation be hereby created, and that the designation and amount thereof and the voting powers, preferences, and relative, participating, optional, and other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof are as follows:

Section 1. Designation and Amount.

The shares of the series of preferred stock created hereby shall be designated as the "Series C Preferred Stock" (the "Series C Preferred Stock") and the number of authorized shares for such series shall be 5,000,000. The initial liquidation preference of each issued and outstanding share of Series C Preferred Stock shall be $1,000.00 (the "Liquidation Value"). Section 8 below contains the definitions of certain defined terms used herein.

Section 2. Rank.

The Series C Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) senior to both the Corporation's Common Stock, to the Corporation's Series A Convertible Preferred Stock (the "Series A Convertible Preferred Stock") and Series B Convertible Preferred Stock (the "Series B Convertible Preferred Stock") and to all classes and series of stock of the Corporation now or hereafter authorized, issued or outstanding, which by their terms expressly provide that they are junior to the Series C Preferred Stock or which do not specify their rank (collectively with the Common Stock, the "Junior Securities"); (ii) on a parity with each other class of capital stock or series of preferred stock authorized or issued by the Corporation after the date hereof, the terms of which specifically provide that such class or series will rank on a parity with the Series C Preferred Stock as to dividend distributions and distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Parity Securities"); and (iii) junior to each other class of capital stock or other series of Preferred Stock authorized or issued by the Corporation after the date hereof the terms of which specifically provide that such class or series will rank senior to

the Series C Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Senior Securities").

Section 3. Dividends and Distributions.

(a) The holders of shares of Series C Preferred Stock, in preference to the holders of any Junior Securities, shall be entitled to receive, when, as and if declared by the Corporation's Board of Directors out of funds of the Corporation legally available therefor, dividends on the Series C Preferred Stock, which shall accrue at an annual rate per share equal to eight percent (8.0%) (the "Dividend Rate") of the Liquidation Value from and after the date of issuance of the shares of Series C Preferred Stock (the "Issue Date") and for so long as the shares of Series C Preferred Stock remain outstanding. Dividends shall be (i) calculated and compounded quarterly, (ii) cumulative, whether or not declared or paid, and will accrue and be payable quarterly, in arrears, on March 31, June 30, September 30 and December 31 (each such date referred to herein as a "Quarterly Dividend Payment Date"), except that if any Quarterly Dividend Payment Date is not a Business Day, then they shall be payable on the next succeeding Business Day, commencing on the first Quarterly Dividend Payment Date following the Issue Date; and (iii) payable in additional shares of Series C Preferred Stock (including fractional shares; *provided* that the Company may, at its option, pay cash in lieu of issuing fractional shares) having an aggregate Liquidation Value equal to the amount of such dividends ("Dividend Shares"). The issuance of such Dividend Shares shall constitute payment of the related dividend for all purposes of this Certificate of Designation. Dividends payable on the Series C Preferred Stock will be computed on the basis of a 360-day year consisting of twelve 30-day months and the number of days actually elapsed, and will be deemed to accrue on a daily basis.

(b) No dividends shall be declared or paid or funds set apart for the payment of dividends on any Parity Securities for any period unless full cumulative dividends on the Series C Preferred Stock shall have been or contemporaneously are declared and paid (or are deemed declared and paid) in full. If full cumulative dividends are not so paid, then the Series C Preferred Stock will share in any such dividends pro rata with the Parity Securities. Unless full cumulative dividends on all outstanding shares of Series C Preferred Stock for all past dividend periods shall have been declared and paid, then: (i) no dividend shall be declared or paid (or deemed paid) upon, or any sum set apart for the payment of dividends upon, any Junior Securities; (ii) no Junior Securities or Parity Securities shall be repurchased, redeemed or otherwise acquired or retired by the Corporation except as permitted in accordance with Section 4(b) hereof; and (iii) no monies shall be paid into or set apart or made available for a sinking or other like fund for the purchase, redemption or other acquisition or retirement for value of any Junior Securities or Parity Securities by the Corporation.

Section 4. Voting Rights.

(a) The Series C Preferred Stock shall have no right to vote except as expressly provided in this Certificate of Designation or as may be required by the General Corporation Law of the State of Delaware. Each share of Series C Preferred Stock shall entitle the holder thereof to one (1) vote per share on all matters that the Series C Preferred Stock may have the right to vote on.

(b) So long as any shares of Series C Preferred Stock shall be outstanding, and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the consent or approval of the holders of 66 2/3% of the outstanding Series C Preferred Stock, the Corporation shall not: (i) amend, alter, or repeal its Certificate of Incorporation or its Bylaws (whether by merger, consolidation, reclassification, combination, or otherwise), or waive any provisions thereof, in a manner that would adversely affect the rights, preferences, privileges, or powers of the Series C Preferred Stock set forth in this Certificate of Designation; (ii) authorize, create, or issue any class or series, or any shares of any class or series, of stock having any preference or priority, or ranking on a parity, as to voting, dividends, or upon redemption, liquidation, dissolution, or winding up, over or with respect to the Series C Preferred Stock (other than dividends pursuant to the terms of the Series A Convertible Preferred Stock as in effect on the Issue Date); (iii) directly or indirectly purchase, redeem, or otherwise acquire or retire for value any of the Corporation's capital stock, or any security exercisable or exchangeable for its capital stock, ranking junior or on parity as to redemption to or with the Series C Preferred Stock, except for equity repurchased from employees of the Corporation pursuant to and in accordance with the terms of benefit plans of the Corporation; (iv) declare, pay, or set apart for payment any dividends or any other distributions of any sort by the Corporation in respect of any Junior Securities or Parity Securities; (v) enter into any agreement providing for the merger, consolidation or other business contribution involving the Corporation, or sale, transfer or other disposition of all or substantially all of the assets of the Corporation; or (vi) approve any proposed voluntary liquidation, dissolution or termination of the Corporation.

Section 5. Reacquired Shares.

Any shares of Series C Preferred Stock converted, redeemed, purchased, or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof, and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the General Corporation Law of the State of Delaware. All such shares shall upon their cancellation (and compliance with any applicable provisions of the laws of the State of Delaware) become authorized but unissued shares of preferred stock, par value $.01 per share, of the Corporation and may be redesignated and reissued as part of any other series of preferred stock, par value $.01 per share, of the Corporation subject to the conditions or restrictions on authorizing, or creating, or issuing any class or series, or any shares of any class or series, set forth in Section 4(b) hereof.

Section 6. Liquidation, Dissolution, or Winding Up.

(a) In the event of any liquidation, dissolution, or winding up of the Corporation (a "Liquidation Event"), whether voluntary or involuntary, the holders of the shares of Series C Preferred Stock then outstanding shall, by reason of their ownership thereof, be entitled to receive, prior and in preference to any payment or distribution of any of the assets of the Corporation to the holders of any Junior Securities, an amount (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series C Preferred Stock) in cash equal to 100% of the Liquidation Value per share, plus all Accrued Dividends on such shares to the date of liquidation, dissolution or winding up, the "Liquidation Preference"). If, upon the occurrence of any Liquidation Event, the assets and

funds to be distributed among the holders of the Series C Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, together with any payments due to holders of Parity Securities on such an event, then the holders of all such shares of Series C Preferred Stock and any Parity Securities shall share ratably in such distribution of assets in accordance with the amounts that would be payable on such distribution if the amounts to which the holders of outstanding shares of Series C Preferred Stock and the holders of outstanding shares of Parity Securities are entitled were paid in full.

(b) For purposes of this Section 6, neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation, nor the consolidation or merger of the Corporation with any one or more other corporations shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, unless such voluntary sale, conveyance, exchange or transfer shall be in connection with a plan of liquidation, dissolution or winding up of the Corporation.

Section 7. Redemption by the Corporation.

(a) At any time from and after the date of issuance, any outstanding shares of Series C Preferred Stock may be redeemed, in whole or in part, by the Corporation. At least thirty (30) days prior to the dated fixed by the Corporation for redemption (the "Redemption Date"), the Corporation shall send a notice (a "Redemption Notice") to all holders of Series C Preferred Stock to be redeemed setting forth (i) the Redemption Price, including a calculation thereof, and (ii) the place at which such holders may obtain payment of the Redemption Price upon surrender of their share certificates. If the Corporation does not have sufficient funds legally available to redeem all shares of Series C Preferred Stock at the Redemption Date, then it shall redeem such shares pro rata (based on the portion of the aggregate Redemption Price payable to them) to the extent possible and shall redeem the remaining shares to be redeemed as soon as sufficient funds are legally available.

(b) On or after the Redemption Date, each holder of shares of Series C Preferred Stock to be redeemed shall surrender such holder's certificates representing such shares to the Corporation in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price of such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event that less than all the shares represented by such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the Redemption Date, unless there shall have been a default in payment of the Redemption Price or the Corporation is unable to pay the Redemption Price due to not having sufficient legally available funds, all rights of the holders of such shares as holders of Series C Preferred Stock (except the right to receive the Redemption Price without interest upon surrender of their certificates), including the right to receive dividends thereon, shall cease and terminate with respect to such shares; provided that in the event that shares of Series C Preferred Stock are not redeemed due to a default in payment by the Corporation or because the Corporation does not have sufficient legally available funds, such shares of Series C Preferred Stock shall remain outstanding and shall be entitled to all of the rights and preferences provided herein.

Section 8. Definitions.

For the purposes of the Certificate of Designation of Series C Preferred Stock that embodies this resolution:

"*Accrued Dividends*" means all dividends accrued to a particular date (the "Applicable Date") but not yet paid on the Series C Preferred Stock pursuant to Section 3, whether or not declared.

"*Business Day*" means any day other than a Saturday, Sunday, or a day on which commercial banks in the City of New York are authorized or obligated by law or executive order to close.

"*Common Stock*" means the common stock, $0.01 par value per share, of the Corporation.

"*Dividend Rate*" has the meaning set forth in Section 3(a).

"*Liquidation Event*" has the meaning set forth in Section 6(a).

"*Liquidation Preference*" has the meaning set forth in Section 6(a).

"*Liquidation Value*" has the meaning set forth in Section 1.

"*Person*" means an individual, partnership, corporation, limited liability company, or partnership, unincorporated organization, trust or joint venture, or a governmental agency or political subdivision thereof, or other entity of any kind.

"*Redemption Date*" has the meaning set forth in Section 7(a).

"*Redemption Notice*" has the meaning set forth in Section 7(a).

"*Redemption Price*" means 100% of the then applicable Liquidation Value, plus any Accrued Dividends.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation of Series C Preferred Stock to be duly executed on this 24th day of July, 2012.

INTERNATIONAL TEXTILE GROUP, INC.

By: Neil W. Koonce
Name: NEIL W. KOONCE
Title: VICE PRESIDENT